Earnings Call Presentation 2021 First Quarter April 21, 2021

Q1 '21 EARNINGS HIGHLIGHTS

Earnings Per Share


$0.50
$0.25
$—
$0.22
$0.18
$0.19
$0.16
$0.33
$0.21
$0.43
$0.33
$0.37
$0.36
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
EPS, adjusted (1)
EPS

Pre-Tax, Pre-Provision Earnings(1)


$100
$50
$—
$72
$63
$71
$79
$70
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Pre-tax, pre-provision earnings (1)

Earnings

EPS of $0.36 for Q1 '21, up 9% from Q4 '20 and 100% from Q1 '20

- EPS, adjusted(1) of $0.37
  - Down 14% from Q4 '20 due to $6mm lower PPP income, fewer days in the quarter and seasonality partly offset by lower provisioning for loan losses
  - Up 68% from Q1 '20 due to lower provisioning for loan losses and higher revenues

Pre-Tax, Pre-Provision Earnings(1)

Down 11%, or $9mm from Q4 '20, reflective of:

- NII down $7mm largely due to lower PPP income
- Fee-based revenues up 5%, record mortgage banking and wealth
- Noninterest expense, adjusted(1) up 2%, seasonally impacted by normal merit adjustment and payroll taxes, as well as weather related costs

Down 3%, or $2mm from Q1 '20, reflective of:

- NII down $2mm due to lower interest rates offset by growth and PPP income
- Noninterest income up $6mm, record mortgage banking and wealth
- Noninterest expense, adjusted(1) up $5mm largely due to acquired growth, merit, valuations and mortgage commissions

STRONGER FEE REVENUE & IMPROVING CREDIT OUTLOOK;
RESULTS IMPACTED BY NORMAL SEASONALITY AND VOLATILITY OF PPP INCOME

Amounts in millions, except per share data

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 2

Highlights 3 4.57% 3.89% 3.74% 3.93% 3.63% 3.98% 3.86% 3.77% 3.63% C&I Agricultural Owner-occupied CRE Investor CRE Consumer Loan Yield Loan Yield, excluding PPP Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 PPP Corporate Loans • Up 3% annualized from Q4 '20, excluding PPP – Growth impacted by elevated borrower liquidity, paydowns due to the pandemic • PPP of $1.1bn; up from $786mm in Q4 '20 reflecting second round of stimulus • Mix remains well-diversified LOANS Dollars in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. $15,184 $14,074 $14,751 $13,966 $13,964 $14,934 $13,754 $13,457 $14,653 2021 Outlook Mid-single digit loan growth; PPP will further impact

LOAN DIVERSIFICATION - CORPORATE

$9.7bn(2)

69% of Total Loans, excl PPP(2)

32% C&I / 34% CRE / 3% Agricultural



Senior Housing
Healthcare Services / Hospitals
Leveraged Finance
Other C&I
Elevated Risk
(both C&I and CRE categories)
Multi-family
Agricultural
Retail CRE
Construction
Owner Occupied CRE
Office, Industrial, and Other Investor CRE
C&I
CRE
Agricultural

Sector	$	%(2)	Risk Mitigants
Elevated Risk			
Recreation / Entertainment	$201	1.4%	Very granular, real estate secured
Hotels	155	1.1%	All major brands, avg. LTV 50%
Restaurants	103	0.7%	Very granular, real estate secured
Total	$459	3.2%	
Other Areas of Focus			
Investor CRE:			
Retail	$440	3.1%	Service oriented strip centers
Office	398	2.8%	Diversified, largely suburban
Leveraged Finance	414	2.9%	Granular, relationship equity sponsors

DIVERSIFICATION & GRANULARITY LIMIT RISK; ELEVATED RISK SECTORS PERFORMING WITH INSIGNIFICANT DEFERRALS

Dollar amounts in millions unless otherwise noted

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used.

First Midwest Bancorp, Inc. 4

LOAN DIVERSIFICATION - CONSUMER

$4.4bn[(2)]
31% of Total Loans, excl PPP[(2)]


Home Equity
Avg. FICO - 766
Avg. LTV - 71%
Other Installment
Avg. FICO - 763
1-4 Family
Avg. FICO - 778
Avg. LTV - 67%
Elevated
Risk

Sector	$	%[(2)]	Risk Mitigants
Unsecured Installment	$221	1.5%	Targeted program to prime borrowers: • ~90% have FICO > 700 • granular - avg loan size ~$9k • average yield ~8% • no sub-prime • improved performance reflective of tightened underwriting in '19

HIGH QUALITY CREDIT - GEOGRAPHICALLY DISPERSED

Dollar amounts in millions unless otherwise noted
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used.

First Midwest Bancorp, Inc. 5

6 241 409 356 197 357 342 2.28% 4.19% 3.66% 1.87% 3.53% Special Mention Substandard Special Mention / Corporate Loans, excluding PPP loans Substandard / Corporate Loans, excluding PPP loans Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 0.00% 2.00% 4.00% 6.00% 125 131 148 49 30 1.24% 1.11% 1.17% 0.91% 0.96% 1.07% NPAs, excluding PCD PCD NPAs NPAs / Loans + Foreclosed Assets NPAs / Loans + Foreclosed Assets, excluding PCD & PPP Loans Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 0.00% 1.00% 2.00% ASSET QUALITY Non-performing Assets • Credit conditions show continued linked quarter improvement – NPAs to loans, excluding PCD & PPP(1) loans of 1.17%, up marginally from Q4 '20 and down from Q1 '20 ◦ Reflects normal quarterly fluctuations – Performing loans classified as substandard and special mention down 9% from Q4 '20 ◦ Elevated risk sectors represent ~40%, or $138mm, of total substandard and 80% of migration from Q2 '20 Highlights Dollar amounts in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. CREDIT CONDITIONS REMAIN BENIGN Performing Loans Classified as Substandard and Special Mention $174 $164 $178 (1) 33 3.65% (1) (1)

7 NCOs of $8 million, or 0.22% of average loans, excluding PCD and PPP(1)(3), down 26% from a year ago • Corporate of $5mm, of which $4mm accelerated through note sales • Installment of $3mm includes targeted, high-yielding (~8%) unsecured product; adds 6 to 11 bps to NCO rate – NCOs trending favorable given tightening of underwriting standards in Q4 '19 NCOs of $2mm on PCD loans fully reserved at acquisition Maintained robust ACL levels, in-line with Q4 '20 • Includes ~30bps, or $50mm, of ACL reflective of pandemic uncertainty – Pandemic reserve expected to continue to decrease as uncertainty subsides – Specific reserves reflect expected credit migration 149 153 165 50 31 28 28 63 50 1.62% 1.67% 1.77% 1.73% ACL - Other PCD Pandemic Allowance / Loans Allowance / Loans, excluding PPP loans Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 —% 1.00% 2.00% 1.60% 0.37% 0.38% 0.46% 0.31% 0.28% 0.22% Corporate Consumer PCD Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Dollar amounts in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. ALLOWANCE - WELL RESERVED Highlights Allowance Net Charge-offs to Average Loans(1)(3) $243 (1) 2021 Outlook - excludes PCD and PPP • NCOs increase towards higher end of normalized range of 25-40bps • Provision continues at or below ~$10mm run rate levels, reflective of NCO activity and migration toward normalized ACL • ACL returns to pre-pandemic levels by '22

Highlights 8 DEPOSITS 0.51% 0.26% 0.17% 0.11% 0.09% 0.62% 0.36% 0.28% 0.22% Demand Savings NOW Money Market Time Cost of Deposits Peer Cost of Deposits Q1 '20 Q4 '19 Q1 '20 Q4 '20 Q1 '21 • Average deposits of $16bn, up 2% from Q4 '20 and 22% from Q1 '20 reflecting: – Higher customer liquidity due to PPP funds and government stimulus – Normal seasonal increase in municipal deposits compared to Q4 '20 • Stable mix of 56% retail, 35% commercial, 9% public, due to PPP funds • Loans to deposits of 91% • Cost of deposits decreased 2bps due to increased demand deposits • Cost of deposits ~10bps less than peers(4) – Historically, this advantage ranges ~10-35bps over the past 10 years 88% Core Dollars in millions Balances shown are QTD averages Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used. (4) $16,282$15,937 $13,386 $15,422 $15,801 2021 Outlook Dependent upon economic conditions, customer behavior, and stimulus; PPP will further impact

NET INTEREST INCOME

Trend and Composition

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	**Q1 '21**
Total average interest-earning assets	$16,431	$18,777	$19,430	$18,881	**$19,007**



$144
$7
3.54%
3.37%
Q1 '20
$145
$7
3.13%
2.98%
2.87%
Q2 '20
$143
$8
2.95%
2.79%
2.64%
Q3 '20
$148
$8
3.14%
2.98%
2.66%
Q4 '20
$141
$7
3.03%
2.88%
2.69%
Q1 '21
NII
NIM (1)
NIM, adjusted excluding PPP loan income (1)
Accretion
NIM, adjusted (1)

Highlights

- NII down 5% from Q4 '20 and 2% from Q1 '20, impacted by lower interest rates
  - PPP income down $6mm from Q4 '20 and up $9mm from Q1 '20
    - ~$200mm loans forgiven Q1 '21 vs. ~$410mm Q4 '20
  - Fewer days (Q4 '20)
  - Loan growth and lower cost of funds partly offset decline
  - Accretion consistent
- NIM, adjusted[1] of 2.88%, down 10bps from Q4 '20 - stable away from PPP loan forgiveness; down 49bps from Q1 '20, impacted by:
  - Lower interest rates partially offset by lower cost of funds and PPP income

2021 Outlook

- **Relatively stable NII**
- **NIM ~3% for the year - excluding accretion and PPP**
- **Accretion of ~$18mm, ~$11mm remaining for '21**
- **~$30mm from PPP programs, ~$21mm remaining for '21**

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 9

NONINTEREST INCOME

Trend and Composition

	Periods Ended				
	Q1 '20	Q2 '20	Q3 '20	Q4 '20	**Q1 '21**
Noninterest income as reported	$ 40	$ 33	$ 40	$ 27	**$ 46**
Swap termination costs	—	—	14	18	**—**
Net securities losses (gains)	1	—	(14)	—	**—**
Noninterest income, adjusted[1]	$ 41	$ 33	$ 40	$ 45	**$ 46**



$41
$33
$40
$45
$46
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Deposit service charges
Card-based
Mortgage banking
Wealth management
Capital market products income
Other noninterest income[5]

Highlights

- Up 1% from Q4 '20 and 13% from Q1 '20 away from Q4 termination costs and Q1 net securities losses:
  - Fee revenues up 5% and 17% from Q4 and Q1'20
  - Record wealth management up 4% and 15% from Q4 and Q1'20
  - Record mortgage banking up 11% and 470% from Q4 and Q1 '20; higher volume and MSR
  - Fewer days (Q4 '20)
  - As environment recovers, consumer service charges and capital markets will recover

2021 Outlook

- **High-single to low-double digit growth from '20, excluding swap termination and net securities gains**
  - **Modestly lower levels for remainder of the year as record Q1 mortgage income normalizes**

Dollars in millions

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used.

First Midwest Bancorp, Inc. 10

NONINTEREST EXPENSE

Trend and Composition

	Q1 '20	Q2 '20	Q3 '20	Q4 '20	**Q1 '21**
Noninterest expense as reported	$ 117	$ 120	$ 131	$ 118	**$ 118**
Optimization costs	—	—	(18)	(1)	**(1)**
A&I related expenses	(5)	(5)	(1)	(2)	**—**
Noninterest expense, adjusted[1]	$ 112	$ 115	$ 112	$ 115	**$ 117**

Periods Ended



$112
$111
$112
$115
$117
2.44%
2.32%
2.19%
2.29%
2.38%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Salaries & Benefits
Professional services
Other noninterest expense (6)
Occupancy & Equipment
Technology
Noninterest expense, adj. to average assets excluding PPP (1)(3)

Highlights

- Up 2%, adjusted[1] from Q4 '20 and 4% from Q1 '20, impacted by:
  - Seasonality of merits, payroll tax and weather related costs in addition to valuations (Q4 '20)
  - Higher operating costs due to acquisitions, compensation accruals, valuations, mortgage commissions, technology investments (Q1 '20)
  - Lower salaries and wages from branch consolidations partly offset increases
  - Despite seasonality, controlled noninterest expense, adjusted to average assets, excluding PPP[1][3] down 2% from Q1 '20

2021 Outlook

- **Relatively stable away from ~$6mm of additional loan servicing expenses - seasonally impacted**
- **Work continues to identify further process efficiency benefits**

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 11

CAPITAL

Regulatory Capital Ratios:

	Q1 '20	Q4 '19	Q1 '20	Q4 '20	**Q1 '21**
• CET1 capital to RWA	9.64%	9.70%	9.97%	10.06%	**10.17%**
• Tier 1 capital to RWA	9.64%	11.19%	11.48%	11.55%	**11.67%**
• Total capital to RWA	12.00%	13.70%	14.06%	14.14%	**14.26%**

Robust Capital Levels



Excess Capital Above Conservation Buffer
CET1 Capital
4.50%
7.0%
10.17%
$487mm
Tier 1 Capital
6.00%
8.50%
11.67%
$487mm
Total Capital
8.00%
10.5%
14.26%
$578mm
Minimum Requirement
FMBI
Capital Conservation Buffer

Highlights

- Capital ratios reflect:
  - Issuance of $231mm of preferred stock in Q2 '20; impacted total and Tier 1 capital ratios
  - Retained earnings and mix of risk-weighted assets
  - Q1 '21 dividend of $0.14 per common share, consistent with Q4 '20
  - Stock repurchases of $15mm
- **Strong excess capital position, solid operating leverage and credit reserves**
  - **Capital levels remain sufficient in a severely adverse economic scenario**
  - **Consistent with mid-size, regional, and national peers**
- Elected CECL transition for regulatory capital relief in 2020
  - Retains ~30bps of CET1 and tier 1 capital

2021 Outlook

Strong capital provides flexibility to navigate the impact of the pandemic and execute on our corporate priorities

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 12

OUTLOOK FOR 2021 - LARGELY UNCHANGED FROM PRIOR QUARTER

We offer commentary on factors influencing FY2021 outlook for key categories.

Guidance is dependent upon the duration and severity of the pandemic and the effectiveness of government support.

1. **Loans and Deposits**
   - Mid-single digit loan growth
   - Deposits dependent upon economic conditions, customer behavior, and stimulus
   - PPP will further impact
2. **NII and NIM**
   - Relatively stable NII
   - NIM ~3% for the year, excluding accretion and PPP; dependent upon liquidity outflows
   - Accretion of ~$18mm, ~$11mm remaining for '21 (updated)
   - ~$30mm from PPP programs, ~$21mm remaining in '21 (updated)
3. **Noninterest Income (excludes swap terminations and net securities gains)**
   - High-single to low-double digit growth from '20 (updated)
     - Modestly lower levels for remainder of the year as record Q1 mortgage income normalizes
   - Dependent upon length and severity of the pandemic and customer behavior
4. **Noninterest Expense, Adjusted**
   - Relatively stable away from ~$6mm of additional loan servicing expenses – seasonally impacted
   - Work continues to identify further process efficiency benefits
5. **Asset Quality, excluding PCD and PPP**
   - NCOs expected to increase towards higher end of normalized range of 25-40 bps
   - Provision expected to continue at or below ~$10mm run rate levels, reflective of NCO activity and migration toward normalized ACL (updated)
   - ACL expected to return to pre-pandemic levels (~1.20% of loans) by '22
   - Dependent upon economic conditions, customer behavior , and stimulus
6. **Taxes**
   - Effective tax rate ~25% for remainder of year
7. **Capital**
   - Strong capital provides flexibility to navigate the impact of the pandemic and execute on our corporate priorities

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 13

14 FINANCIAL RESULTS Q1 '20 Q2'20 Q3'20 Q4 '20 Q1 '21 Net Interest Income $ 144 $ 145 $ 143 $ 148 $ 141 Loan Loss Provision 40 33 16 11 6 Noninterest Income 40 33 26 28 46 Net Securities (Losses) Gains (1) — 14 — — Noninterest Expense 117 120 131 118 118 Income before Income Taxes 26 25 36 47 63 Income Tax Expense 6 6 8 6 18 Net Income $ 20 $ 19 $ 28 $ 41 $ 45 Preferred dividends — (4) (4) (4) (4) Net Income Applicable to Common Shares $ 20 $ 15 $ 24 $ 37 $ 41 EPS $ 0.18 $ 0.16 $ 0.21 $ 0.33 $ 0.36 EPS, Adjusted(1) $ 0.22 $ 0.19 $ 0.33 $ 0.43 $ 0.37 ROATCE(1)(3) 5.7% 5.3% 6.7% 10.3% 11.4 % ROATCE, Adjusted(1)(3) 6.9% 6.4% 10.5% 13.5% 11.7 % Noninterest Expense, adjusted to Average Assets, Excluding PPP Loans(1)(3) 2.4% 2.3% 2.2% 2.3% 2.4 % Efficiency Ratio(1) 60% 64% 60% 59% 62 % Dollars in millions, except per share data Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

15 Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used. FORWARD-LOOKING STATEMENTS This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements. Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2020, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, estimated synergies, cost savings and financial benefits of completed transactions, growth strategies, including possible future acquisitions, and the continued or potential effects of the COVID-19 pandemic on our business, financial condition, liquidity, loans, asset quality and results of operations. These statements are subject to certain risks, uncertainties and assumptions, including the duration, extent and severity of the COVID-19 pandemic, including the continued effects on our business, operations and employees, as well as on our customers and service providers, and on economies and markets more generally and other risks, uncertainties and assumptions that are discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2020, and in First Midwest's subsequent filings made with the Securities and Exchange Commission ("SEC"). These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

16 APPENDIX

LOAN DEFERRALS

Loan Deferrals by Sector *

Sector	First Round #	First Round Total $mm	First Round Total % of Portfolio[(2)]	Second Round #	Second Round Total $mm	Second Round Total % of Portfolio[(2)]	Deferrals as of March 31, 2021 $mm	Deferrals as of March 31, 2021 % of Portfolio[(2)]
Corporate								
Hotels	38	$136	88%	21	$96	62%	$16	11%
Recreation / Entertainment	57	105	53%	16	61	30%	1	—%
Restaurants	111	57	55%	36	17	17%	6	6%
Total Elevated Risk Sectors	206	298	65%	73	174	38%	23	5%
Franchise	240	190	67%	45	32	11%	7	3%
Retail CRE	120	238	54%	18	52	12%	—	—%
Office, Industrial, and Other Investor CRE	210	201	17%	48	50	4%	13	1%
Owner Occupied CRE	260	179	20%	36	18	2%	—	—%
Construction	30	74	12%	5	6	1%	—	—%
Multi-family	98	111	12%	19	14	2%	—	—%
Healthcare Services / Hospitals	458	167	18%	7	3	—%	2	—%
Senior Housing	1	15	4%	—	—	—%	—	—%
Agricultural	15	11	3%	—	—	—%	—	—%
Leveraged Finance	1	5	1%	—	—	—%	—	—%
All other corporate	964	161	6%	80	11	—%	4	—%
Total Corporate	2,603	1,650	17%	331	360	4%	49	—%
Consumer								
1-4 Family / HELOC	751	167	4%	184	55	1%	19	—%
Other Installment	2,003	21	4%	455	5	1%	2	—%
Total Consumer	2,754	188	4%	639	60	1%	21	—%
Total	5,357	$1,838	13%	970	$420	3%	$70	—%

DEFERRALS REFLECT IMPROVING ENVIRONMENT

***Percentages reflect portion of outstanding balances within a sector with a deferral**
Dollar amounts in millions unless otherwise noted
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 17

18 SUPPORTING OUR CLIENTS - PPP RESPONSE Dollar amounts in millions unless otherwise noted Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the calculations of the definitions of certain terms and footnotes used. Highlights Application Status # $ (mm) Funded 4,250 $525 Submitted to SBA 150 $25 Paperwork in Process 250 $10 2021 Second Round PPP 2020 First Round PPP • Submitted over 4,500 applications to SBA • ~80% of applicants have existing FMBI PPP loan; remaining mix of prospects and first time PPP recipients • Program now goes through May 31, 2021; ~$525mm originated as of March 31, 2021 • Average loan size of ~$130,000 vs. median of $40,000 • Weighted-average gross fees of ~3% Highlights Forgiveness Approved & Funds Received 50% Submitted to SBA 25% Paperwork in Process 10% Not started 15% • Approved 6,700 applications for $1.2bn • $410mm forgiven Q4 '20 and $200mm forgiven Q1'20; $590mm remaining • 95% existing FMB clients; 5% new clients (count) • Average loan size of $178,000 vs. median of $45,000; reflects concentration to small business customers • Weighted-average gross fees of ~3%

19 NON-GAAP FINANCIAL INFORMATION Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used. The Company's accounting and reporting policies conform to U.S. GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest expense, adjusted, ROATCE, ROATCE, adjusted, non-accrual loans, excluding PCD loans, 30-89 days past due loans, excluding PCD loans, NPAs to total loans plus foreclosed assets, excluding PPP loans, NPAs to total loans plus foreclosed assets, excluding PCD and PPP loans, performing loans classified as substandard and special mention to corporate loans, excluding PPP loans, NCOs, excluding PCD loans, NCOs to average loans, excluding PPP loans, NCOs to average loans, excluding PCD and PPP loans, and pre-tax, pre-provision earnings, adjusted. The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include optimization costs (first quarter of 2021 and fourth and third quarters of 2020), swap termination costs (fourth and third quarters of 2020), acquisition and integration related expenses associated with completed and pending acquisitions (all periods), and net securities gains (losses) (first and third quarters of 2020). In addition, net OREO expense is excluded from the calculation of the efficiency ratio. Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes. Income tax expense, provision for loan losses, and the certain significant transactions listed above are excluded from the calculation of pre-tax, pre-provision earnings, adjusted due to the fluctuation in income before income tax and the level of provision for loan losses required based on the estimated impact of the pandemic on the ACL. Management believes pre-tax, pre-provision earnings, adjusted may be useful in assessing the Company's underlying operational performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes. The Company presents noninterest expense, adjusted, which excludes optimization costs and acquisition and integration related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent NIM, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. The Company presents NPAs to total loans plus foreclosed assets, performing loans classified as substandard and special mention to corporate loans, NCOs, and NCOs to average loans, all excluding PCD and/or PPP loans. Management believes excluding PCD and PPP loans is useful as it facilitates better comparability between periods. Prior to the adoption of CECL on January 1, 2020, PCI loans with an accretable yield were considered current and were not included in past due and non-accrual loan totals and the portion of PCI loans deemed to be uncollectible was recorded as a reduction of the credit-related acquisition adjustment, which was netted within loans. Subsequent to adoption, PCD loans, including those previously classified as PCI, are included in past due and non-accrual loan totals and an ACL on PCD loans is established as of the acquisition date and the PCD loans are no longer recorded net of a credit-related acquisition adjustment. PCD loans deemed to be uncollectible are recorded as a charge-off through the ACL. The Company began originating PPP loans during the second quarter of 2020 and the loans are expected to be forgiven by the SBA if employee retention criteria are met and funds are used for eligible expenses. Additionally, management believes excluding PCD and PPP loans from these metrics may enhance comparability for peer comparison purposes. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

20 Quarters Ended March 31, June 30, September 30, December 31, March 31, 2020 2020 2020 2020 2021 Earnings Per Share Net income $ 19,606 $ 19,064 $ 27,623 $ 41,605 $ 45,023 Dividends and accretion on preferred stock — (1,037) (4,033) (4,049) (4,034) Net income applicable to non-vested restricted shares (192) (187) (236) (369) (486) Net income applicable to common shares 19,414 17,840 23,354 37,187 40,503 Adjustments to net income: Income tax benefits — — — (3,639) — Optimization costs — — 18,376 1,493 1,525 Tax effect of optimization costs — — (4,594) (373) (381) Swap termination costs — — 14,285 17,567 — Tax effect of swap termination costs — — (3,571) (4,392) — Net securities losses (gains) 1,005 — (14,328) — — Tax effect of net securities losses (gains) (251) — 3,582 — — A&I related expenses 5,472 5,249 881 1,860 245 Tax effect of A&I related expenses (1,368) (1,312) (220) (465) (61) Total adjustments to net income 4,858 3,937 14,411 12,051 1,328 Net income applicable to common shares, adjusted $ 24,272 $ 21,777 $ 37,765 $ 49,238 $ 41,831 Weighted-average diluted common shares outstanding 110,365 113,336 113,436 113,604 113,871 Diluted EPS $ 0.18 $ 0.16 $ 0.21 $ 0.33 $ 0.36 Diluted EPS, adjusted(7) $ 0.22 $ 0.19 $ 0.33 $ 0.43 $ 0.37 Amounts in thousands, except per share data Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes. NON-GAAP FINANCIAL INFORMATION

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2021	March 31, 2021
Pre-Tax, Pre-Provision Earnings					
Net Income	$ 19,606	$ 19,064	$ 27,623	$ 41,605	$ 45,023
Income tax expense	6,468	6,182	8,690	5,743	17,372
Provision for loan losses	39,532	32,649	15,927	10,507	6,098
Pre-Tax, Pre-Provision Earnings	$ 65,606	$ 57,895	$ 52,240	$ 57,855	$ 68,493
Adjustments to pre-tax, pre-provision earnings:					
Optimization costs	—	—	18,376	1,493	1,525
Swap termination costs	—	—	14,285	17,567	—
Net securities losses (gains)	1,005	—	(14,328)	—	—
A&I related expenses	5,472	5,249	881	1,860	245
Total adjustments	6,477	5,249	19,214	20,920	1,770
Pre-Tax, Pre-Provision Earnings, adjusted	$ 72,083	$ 63,144	$ 71,454	$ 78,775	$ 70,263
Noninterest Expense to Average Assets					
Noninterest Expense	$ 117,331	$ 120,330	$ 131,074	$ 117,971	$ 118,425
Less:					
Optimization costs	—	—	(18,376)	(1,493)	(1,525)
A&I related expenses	(5,472)	(5,249)	(881)	(1,860)	(245)
Total noninterest expense, adjusted	$ 111,859	$ 115,081	$ 111,817	$ 114,618	$ 116,655
Average Assets	$ 18,404,821	$ 20,868,106	$ 21,526,695	$ 20,882,325	$ 20,919,040
Less: average PPP loans	—	(887,977)	(1,194,808)	(1,013,511)	(1,014,798)
Average assets, excluding PPP loans	$ 18,404,821	$ 19,980,129	$ 20,331,887	$ 19,868,814	$ 19,904,242
Noninterest expense, adjusted to average assets, excluding PPP loans[3]	2.44 %	2.32 %	2.19 %	2.29 %	2.38 %

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 21

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Return on Average Tangible Common Equity					
Net income applicable to common shares	$ 19,414	$ 17,840	$ 23,354	$ 37,187	$ 40,503
Intangibles amortization	2,770	2,820	2,810	2,807	2,807
Tax effect of intangibles amortization	(693)	(705)	(703)	(702)	(702)
Total adjustments to net income[7]	4,858	3,937	14,411	12,051	1,328
Net income applicable to common shares, excluding intangibles amortization, adjusted[7]	$ 26,349	$ 23,892	$ 39,872	$ 51,343	$ 43,936
Average stockholders' equity	$ 2,415,157	$ 2,443,212	$ 2,444,594	$ 2,444,911	$ 2,453,253
Less: average intangible assets	(887,600)	(934,022)	(938,712)	(934,347)	(931,322)
Average TCE	$ 1,527,557	$ 1,509,190	$ 1,505,882	$ 1,510,564	$ 1,521,931
ROATCE, adjusted[3][7]	6.94 %	6.37 %	10.53 %	13.53 %	11.71 %
Efficiency Ratio Calculation					
Noninterest expense	$ 117,331	$ 120,330	$ 131,074	$ 117,971	$ 118,425
Less:					
Net OREO expense	(420)	(126)	(544)	(106)	(589)
Optimization costs	—	—	(18,376)	(1,493)	(1,525)
A&I related expenses	(5,472)	(5,249)	(881)	(1,860)	(245)
Total	$ 111,439	$ 114,955	$ 111,273	$ 114,512	$ 116,066
Tax-equivalent NII[1][8]	$ 144,728	$ 146,389	$ 143,821	$ 149,141	$ 142,098
Noninterest income	39,362	32,991	40,585	27,715	45,803
Less:					
Swap termination costs	—	—	14,285	17,567	—
Net securities losses (gains)	1,005	—	(14,328)	—	—
Total	$ 185,095	$ 179,380	$ 184,363	$ 194,423	$ 187,901
Efficiency ratio	60.21 %	64.08 %	60.36 %	58.90 %	61.77 %

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 22

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
Tax-Equivalent NII / NIM					
NII	$ 143,575	$ 145,234	$ 142,729	$ 148,111	$ 141,115
Tax-equivalent adjustment	1,153	1,155	1,092	1,030	983
Tax-equivalent NII[3][8]	144,728	146,389	143,821	149,141	142,098
Less: accretion	(6,946)	(6,999)	(7,960)	(7,603)	(7,165)
Tax-equivalent NII, adjusted	137,782	139,390	135,861	141,538	134,933
Less: PPP loan income	—	(5,368)	(7,001)	(15,195)	(8,892)
Tax-equivalent NII, adjusted, excluding PPP loan income	$ 137,782	$ 134,022	$ 128,860	$ 126,343	$ 126,041
Average interest-earning assets	$ 16,431,320	$ 18,776,796	$ 19,430,370	$ 18,881,261	$ 19,007,094
NIM[3][8]	3.54 %	3.13 %	2.95 %	3.14 %	3.03 %
NIM, adjusted[3][8]	3.37 %	2.98 %	2.79 %	2.98 %	2.88 %
NIM, adjusted, excluding PPP loan income[3][8]	3.37 %	2.87 %	2.64 %	2.66 %	2.69 %
Loan Yield					
Tax-equivalent loan interest income[8]	$ 148,820	$ 141,320	$ 138,861	$ 141,669	$ 134,200
Less: PPP loan income	—	(5,368)	(7,001)	(15,195)	(8,892)
Tax-equivalent loan interest income, excluding PPP loan income	$ 148,820	$ 135,952	$ 131,860	$ 126,474	$ 125,308
Average loans	$ 13,073,752	$ 14,617,247	$ 14,753,665	$ 14,348,665	$ 15,008,101
Loan yield	4.57 %	3.89 %	3.74 %	3.93 %	3.63 %
Loan yield, excluding PPP loan income	4.57 %	3.98 %	3.86 %	3.77 %	3.63 %
Noninterest Income, adjusted					
Noninterest Income	$ 39,362	$ 32,991	$ 40,585	$ 27,715	$ 45,803
Less:					
Swap termination costs	—	—	14,285	17,567	—
Net securities losses (gains)	1,005	—	(14,328)	—	—
Noninterest income, adjusted	$ 40,367	$ 32,991	$ 40,542	$ 45,282	$ 45,803

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 23

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2021	March 31, 2021
Allowance for Credit Losses to Total Loans					
Allowance for credit losses	$ 226,701	$ 247,677	$ 246,873	$ 247,042	$ 243,384
Less: allowance for PPP loans	—	—	—	—	—
Allowance for credit losses, excluding PPP loan allowance	$ 226,701	$ 247,677	$ 246,873	$ 247,042	$ 243,384
Total loans	$ 13,965,017	$ 14,933,658	$ 14,653,188	$ 14,751,232	$ 15,183,526
Less: PPP loans	—	(1,179,403)	(1,196,538)	(785,563)	(1,109,442)
Total loans, excluding PPP loans	$ 13,965,017	$ 13,754,255	$ 13,456,650	$ 13,965,669	$ 14,074,084
Allowance to total loans, excluding PPP loans	1.62 %	1.80 %	1.83 %	1.77 %	1.73 %
Non-performing assets / Loans and Foreclosed assets					
Non-performing assets	$ 173,894	$ 162,626	$ 163,493	$ 164,404	$ 177,764
Less: non-accrual PCD loans	(48,950)	(45,116)	(39,990)	(32,568)	(29,734)
Non-performing assets, excluding non-accrual PCD loans	$ 124,944	$ 117,510	$ 123,503	$ 131,836	$ 148,030
Total loans, excluding PCD and PPP loans	$ 13,689,845	$ 13,511,048	$ 13,216,271	$ 13,753,648	$ 13,877,089
Foreclosed assets	21,027	19,024	15,299	16,671	13,228
Total loans and foreclosed assets, excluding PCD and PPP loans	$ 13,710,872	$ 13,530,072	$ 13,231,570	$ 13,770,319	$ 13,890,317
Non-performing assets and loans to foreclosed assets, excluding PCD and PPP	0.91 %	0.87 %	0.93 %	0.96 %	1.07 %
Net Charge-offs to average loans					
Total net charge-offs	$ 12,114	$ 12,923	$ 15,743	$ 10,539	$ 9,756
Less: net charge-offs for PCD loans	(1,720)	(3,833)	(6,923)	(6,488)	(2,107)
Total net charge-offs, excluding PCD loans	$ 10,394	$ 9,090	$ 8,820	$ 4,051	$ 7,649
Total average loans	$ 13,073,005	$ 14,616,798	$ 14,753,648	$ 14,348,665	$ 15,008,101
Less: average PPP loans	—	(887,997)	(1,194,808)	(1,013,511)	(1,014,798)
Total average loans, excluding PPP loans	13,073,005	13,737,891	13,567,660	13,339,205	14,000,952
Less: average PCD loans	(165,906)	(177,138)	(233,456)	(229,176)	(204,727)
Total average loans, excluding PCD and PPP loans	$ 12,907,099	$ 13,560,753	$ 13,334,204	$ 13,110,029	$ 13,796,225
Net charge-offs to loans, excluding PPP loans[3]	0.37 %	0.38 %	0.46 %	0.31 %	0.28 %
Net charge-offs to loans, excluding PCD and PPP loans[3]	0.37 %	0.27 %	0.26 %	0.12 %	0.22 %

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 24

25 Quarters Ended March 31, June 30, September 30, December 31, March 31, 2020 2020 2020 2020 2021 Performing loans classified as substandard and special mention to corporate loans, excluding PPP Loans Special mention $ 240,826 $ 256,373 $ 395,295 $ 409,083 $ 355,563 Substandard 196,923 193,337 311,430 357,219 342,600 Performing loans classified as substandard and special mention $ 437,749 $ 449,710 $ 706,725 $ 766,302 $ 698,163 Corporate loans $ 10,542,142 $ 11,408,262 $ 11,112,875 $ 10,557,023 $ 10,822,485 Less: PPP loans — (1,179,403) (1,196,538) (785,563) (1,109,442) Total corporate loans, excluding PPP loans $ 10,542,142 $ 10,228,859 $ 9,916,337 $ 9,771,460 $ 9,713,043 Special mention to corporate loans, excluding PPP loans 2.28% 2.51% 3.99% 4.19% 3.66 % Substandard to corporate loans, excluding PPP loans 1.87% 1.89% 3.14% 3.65% 3.53 % Amounts in thousands, except per share data Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes. NON-GAAP FINANCIAL INFORMATION

26 GLOSSARY OF TERMS Allowance, ACL - Allowance for credit losses A&I - Acquisition and integration related expenses bn - Billion bps - Basis points C&I - Commercial and industrial CECL - Current Expected Credit Losses CET1 - Common equity Tier 1 Core Deposits - Represents demand, savings, NOW and money market deposits CRE - Commercial real estate EPS - Earnings per share FICO - Fair Issac Corporation First Midwest or the Company - First Midwest Bancorp, Inc. Foreclosed Assets - OREO and other foreclosed assets FY - Full year GAAP - U.S. generally accepted accounting principles k - Thousands LTV - Loan-to-value mm - Million MSRs - Mortgage servicing rights NCOs - Net charge-offs NII - Net interest income NIM - Tax-equivalent net interest margin NOW - Negotiable order of withdrawal NPAs - Non-performing assets Pandemic - COVID-19 pandemic PCD - Purchased credit deteriorated PPP - Paycheck Protection Program OREO - Other real estate owned QTD - Quarter-to-date ROATCE - Return on average tangible common equity RWA - Risk-weighted assets SBA - Small Business Administration SEC - Securities and Exchange Commission TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets

27 (1) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail. (2) Data as of March 31, 2021 excludes PPP loans. (3) Annualized based on the actual number of days for each period presented. (4) Refer to the Company's 2021 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. (5) Other noninterest income includes merchant servicing fee, swap termination costs and other service charges, commissions, and fees. (6) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses. (7) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation in the accompanying "Non- GAAP Financial Information" slides. (8) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%. FOOTNOTES